                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    Nuveen Select Tax-Free Income Portfolio
                   Nuveen Select Tax-Free Income Portfolio 2
                   Nuveen Select Tax-Free Income Portfolio 3
          Nuveen Insured California Select Tax-Free Income Portfolio
           Nuveen Insured New York Select Tax-Free Income Portfolio
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                    NUVEEN SELECT TAX-FREE INCOME PORTFOLIO
                   NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2
                   NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3
                   NUVEEN INSURED CALIFORNIA SELECT TAX-FREE
                                INCOME PORTFOLIO
                    NUVEEN INSURED NEW YORK SELECT TAX-FREE
                                INCOME PORTFOLIO
                 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
                            TELEPHONE (312) 917-7700
                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                                 JULY 18, 1995

                                                                    June 1, 1995

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

  Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Insured California Select Tax-Free Income Portfolio and Nuveen Insured New York Select Tax-Free Income Portfolio, each a Massachusetts business trust (each, a "Fund" and, collectively, the "Funds"), will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois, on Tuesday, July 18, 1995, at 10:00 a.m., central time, for the following purposes:

    1. To elect six (6) trustees to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

    2. To ratify or reject the selection of Ernst & Young LLP as independent auditors for the fiscal year ending March 31, 1996.

    3. To transact such other business as may properly come before the Annual Meeting.

  Shareholders of record of each Fund at the close of business on May 22, 1995 are entitled to notice of and to vote at that Fund's Annual Meeting.

  IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR THE FUNDS, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                               James J. Wesolowski
                                                    Secretary

                    NUVEEN SELECT TAX-FREE INCOME PORTFOLIO

                   NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2

                   NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3

                   NUVEEN INSURED CALIFORNIA SELECT TAX-FREE
                                INCOME PORTFOLIO

                    NUVEEN INSURED NEW YORK SELECT TAX-FREE
                                INCOME PORTFOLIO

                 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
                            TELEPHONE (312) 917-7700

                             JOINT PROXY STATEMENT

                                                                    June 1, 1995

                              GENERAL INFORMATION

  This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of each of Nuveen Select Tax-Free Income Portfolio ("Select Portfolio"), Nuveen Select Tax-Free Income Portfolio 2 ("Select Portfolio 2"), Nuveen Select Tax-Free Income Portfolio 3 ("Select Portfolio 3"), Nuveen Insured California Select Tax-Free Income Portfolio ("California Select Portfolio") and Nuveen Insured New York Select Tax-Free Income Portfolio ("New York Select Portfolio") (each, a "Fund" and, collectively, the "Funds") of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on July 18, 1995 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds, pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of any Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Institutional Advisory Corp., or by dealers and their representatives. The Funds have engaged Tritech Services to assist in the solicitation of proxies at a total estimated cost of $10,000.

  On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the six nominees for trustee, as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending that Annual Meeting and voting in person.

  The Board of Trustees of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

  A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at each Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting powers on a particular matter) as present for purposes of determining a quorum.

  For purposes of determining the approval of the matters submitted to the shareholders for a vote, abstentions and broker non-votes will have no effect in the election of trustees (the six nominees receiving the largest number of votes will be elected) and will be treated as shares voted against ratification of the selection of independent auditors. The details of both proposals to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

  As of May 22, 1995, there were issued and outstanding 16,378,097 shares of Select Portfolio, 17,607,068 shares of Select Portfolio 2, 12,964,123 shares of Select Portfolio 3, 6,257,068 shares of California Select Portfolio and 3,907,068 shares of New York Select Portfolio. Those persons who were shareholders of record at the close of business on May 22, 1995 will be entitled to one vote for each share held.

  This Proxy Statement is first being mailed to shareholders of the Funds on or about June 1, 1995.

  Annual reports were sent following the Funds' fiscal year to shareholders then of record. Each of the Funds will furnish, without charge, a copy of its annual report to its shareholders upon request. Such written or oral requests should be directed to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or by calling 1-800-257-8787.

                      1. ELECTION OF TRUSTEES OF EACH FUND

  At each Fund's Annual Meeting, six (6) trustees are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. The affirmative vote of a plurality of the shares present and entitled to vote will be required to elect the trustees of each Fund.

  It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a trustee of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board of Trustees.

  The table below shows each nominee's age, principal occupation and other business affiliations and the number of shares of the Funds which each nominee beneficially owned as of May 1, 1995. All of the nominees have been trustees of the Funds since each Fund was organized in 1992 except for Anthony T. Dean and Sheila W. Wellington, who were elected trustees in 1994. The members of the Board of Trustees and the nominees for election to the Board are the same for each Fund.

                       NOMINEES FOR TRUSTEE OF EACH FUND

                                                                 FULL SHARES OF
                                                                   THE FUNDS
                                                                  BENEFICIALLY
                                                                     OWNED
     NOMINEES     AGE           PRINCIPAL OCCUPATIONS            MAY 1, 1995(1)
     --------     ---           ---------------------            --------------
 *Donald E. Sveen  63 Chairman of the Board (since August            2,008
                      1994); formerly President (from incep-
                      tion to August 1994); and Trustee of the
                      Funds, President, Chief Operating Offi-
                      cer and Director of The John Nuveen Com-
                      pany, John Nuveen & Co. Incorporated,
                      Nuveen Advisory Corp. and Nuveen Insti-
                      tutional Advisory Corp.; formerly Direc-
                      tor (from inception to July 1994) and
                      President (from July 1988 to July 1994)
                      of the funds advised by Nuveen Advisory
                      Corp.; Director of Hinsdale Federal Bank
                      for Savings, Hinsdale, Illinois and Cen-
                      tral DuPage Health System; Chartered Fi-
                      nancial Analyst; Certified Financial
                      Planner.
 *Anthony T. Dean  49 President and Trustee of the Funds             1,000
                      (since August 1994); Executive Vice
                      President and Director of John Nuveen &
                      Co. Incorporated and (since March 1992)
                      The John Nuveen Company; Director of
                      Nuveen Advisory Corp. and Nuveen Insti-
                      tutional Advisory Corp. (since October
                      1992).

                                                                 FULL SHARES OF
                                                                   THE FUNDS
                                                                  BENEFICIALLY
                                                                     OWNED
       NOMINEES       AGE       PRINCIPAL OCCUPATIONS(1)         MAY 1, 1995(1)
       --------       ---       ------------------------         --------------
 James E. Bacon        64 Trustee of the Funds; Business con-        1,000
                          sultant; Director of Lone Star In-
                          dustries, Inc. (cement) (since Feb-
                          ruary 1992) and Accuhealth, Inc.
                          (home infusion therapy) (since July
                          1994); retired (since April 1990);
                          previously, Director and Executive
                          Vice President of U.S. Trust Corpo-
                          ration and Trustee of United States
                          Trust Company of New York.
 William L. Kissick    62 Trustee of the Funds; Professor,             600
                          School of Medicine and The Wharton
                          School of Management and Chairman,
                          Leonard Davis Institute of Health
                          Economics, University of Pennsylva-
                          nia.
 Thomas E. Leafstrand  63 Trustee of the Funds; retired (since       3,552
                          1990), previously Vice President in
                          charge of Municipal Underwriting and
                          Dealer Sales at The Northern Trust
                          Company.
 Sheila W. Wellington  63 President (since 1993) of Catalyst         4,000
                          (a not-for-profit organization fo-
                          cusing on women's leadership devel-
                          opment in business and the
                          professions); prior thereto (from
                          July 1987 to July 1993), Secretary
                          of Yale University.

- -----------
  (*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Fund's investment adviser, Nuveen Institutional Advisory Corp.
  (1) No trustee nominee beneficially owned on May 1, 1995 as much as 1/10 of 1% of the outstanding shares of any Fund. The shares in this column include the following:

                                                SELECT     SELECT      SELECT
                                               PORTFOLIO PORTFOLIO 2 PORTFOLIO 3
                                               --------- ----------- -----------
Donald E. Sveen...............................     500        500       1,008
Anthony T. Dean...............................              1,000
James E. Bacon................................              1,000
William L. Kissick............................     200        200         200
Thomas E. Leafstrand..........................   3,150        100         302
Sheila W. Wellington..........................   1,000      1,000       2,000

  No trustee nominee beneficially owned any shares of California Select Portfolio or shares of New York Select Portfolio. The above persons have sole voting power and sole investment power as to the shares listed, with the exception of William L. Kissick and Sheila W. Wellington, both of whom hold their shares jointly with their respective spouses.

COMPENSATION

  The trustees affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Institutional Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Trustees who are not affiliated with Nuveen or the Adviser receive a $20,000 annual retainer for serving as a trustee of the Funds and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held for each Fund, a $500 fee per day plus expenses for attendance in person or by telephone at all meetings (other than a meeting of the executive committee held solely to declare a dividend) held on a day on which no regular Board meeting is held, and a $100 fee per day plus expenses for attendance at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the Funds on the basis of relative net asset sizes.

  The following table sets forth compensation paid by the Funds during the fiscal year ended March 31, 1995 to each of the trustees of the Funds./1/ The Funds have no retirement or pension plans.

                              COMPENSATION TABLE

                                                                                       TOTAL
                                                                                    COMPENSATION
                                                                                     FROM FUND
                                                                                    COMPLEX PAID
    NAME OF TRUSTEE             AGGREGATE COMPENSATION FROM EACH OF THE FUNDS       TO TRUSTEES
    ---------------       --------------------------------------------------------- ------------
                                                               CALIFORNIA NEW YORK
                           SELECT     SELECT        SELECT       SELECT    SELECT
                          PORTFOLIO PORTFOLIO 2 PORTFOLIO 3/2/ PORTFOLIO  PORTFOLIO
                          --------- ----------- -------------- ---------- ---------
James E. Bacon..........   $7,271     $7,709        $5,701       $2,890    $1,929     $25,500
William L. Kissick......    7,271      7,709         5,701        2,890     1,929      25,500
Thomas E. Leafstrand....    7,624      8,085         6,064        3,019     2,008      26,800
Sheila W. Wellington/3/.    3,446      3,655         2,608        1,373       918      12,000

- -----------
  /1/ Interested trustees of the Funds receive no compensation from the Funds. /2/ Includes the following payments made by Nuveen Select Tax-Free Income
Portfolio 4 which was acquired by Select Portfolio 3 on August 4, 1994: $1,486 to each of Messrs. Bacon and Kissick and $1,552 to Mr. Leafstrand.
  /3/ Ms. Wellington was elected to the Board of Trustees on August 3, 1994.

  Donald E. Sveen, Anthony T. Dean and Thomas E. Leafstrand serve as members of the executive committee of each Fund's Board of Trustees. Each Fund's executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. The respective executive committees of the Funds held eleven meetings during the fiscal year ended March 31, 1995 except Select Portfolio 3 which held twelve meetings during the fiscal year ended March 31, 1995.

  Each Fund's Board of Trustees has an audit committee composed of James E. Bacon, William L. Kissick, Thomas E. Leafstrand and Sheila W. Wellington, trustees of the Funds who are not "interested persons." Each Fund's audit committee reviews the work and any recommendations of that Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board of Trustees. The respective audit committees of the Funds held two meetings during the fiscal year ended March 31, 1995.

  Nomination of those trustees who are not "interested persons" of a Fund is committed to a nominating committee composed of the trustees who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested trustees. The respective nominating committees of the Funds held one meeting during the fiscal year ended March 31, 1995. No policy or procedure has been established as to the recommendation of trustee nominees by shareholders.

  The respective Boards of Trustees of each Fund held four meetings during the fiscal year ended March 31, 1995.

  Each Fund has the same executive officers. The following table sets forth information with respect to each executive officer of the Funds, other than executive officers who are trustees and included in the table on page 3. Officers of the Funds receive no compensation from the Funds. All officers of the Funds have held the positions noted below since organization of the Funds except Kathleen M. Flanagan, Larry W. Martin and Gifford R. Zimmerman who have been officers since the dates indicated below. The term of office of all officers will expire at the first meeting of the Board of Trustees of each Fund after the Annual Meeting, which Board of Trustees' meeting is presently scheduled to be held on July 18, 1995 for each Fund.

                             POSITIONS AND
         NAME         AGE  OFFICES WITH FUNDS     PRINCIPAL OCCUPATIONS
         ----         ---  ------------------     ---------------------
 Kathleen M. Flanagan  48    Vice President     Vice President of John
                          (since August 1994)     Nuveen & Co. Incorporat-
                                                  ed.
 Anna R. Kucinskis     49    Vice President     Vice President of John
                                                  Nuveen & Co. Incorporat-
                                                  ed.

                               POSITIONS AND
         NAME          AGE   OFFICES WITH FUNDS      PRINCIPAL OCCUPATIONS
         ----          ---   ------------------      ---------------------
 Larry W. Martin        43 Vice President (since   Vice President (since Sep-
                           August 1994) and          tember 1992), Assistant
                           Assistant Secretary       Secretary and Assistant
                           (since organization)      General Counsel of John
                                                     Nuveen & Co. Incorporat-
                                                     ed; Vice President
                                                     (since May 1993) and As-
                                                     sistant Secretary of
                                                     Nuveen Advisory Corp.,
                                                     Vice President (since
                                                     May 1993) and Assistant
                                                     Secretary (since January
                                                     1992) of Nuveen Institu-
                                                     tional Advisory Corp.,
                                                     Assistant Secretary
                                                     (since February 1993) of
                                                     The John Nuveen Company;
                                                     Director of Nuveen.Duff
                                                     & Phelps Investment Ad-
                                                     visors (since January
                                                     1995).
 O. Walter Renfftlen    55 Vice President &        Vice President and Con-
                           Controller                troller of The John
                                                     Nuveen Company (since
                                                     March 1992), John Nuveen
                                                     & Co. Incorporated,
                                                     Nuveen Advisory Corp.
                                                     and Nuveen Institutional
                                                     Advisory Corp.
 H. William Stabenow    60 Vice President &        Vice President and Trea-
                           Treasurer                 surer of The John Nuveen
                                                     Company (since March
                                                     1992), John Nuveen & Co.
                                                     Incorporated, Nuveen Ad-
                                                     visory Corp. and Nuveen
                                                     Institutional Advisory
                                                     Corp. (since January
                                                     1992).
 George P. Thermos      63 Vice President          Vice President of John
                                                     Nuveen & Co. Incorporat-
                                                     ed.
 Ronald E. Toupin, Jr.  36 Vice President          Vice President of Nuveen
                                                     Institutional Advisory
                                                     Corp. (since January
                                                     1992); prior thereto,
                                                     Vice President (from De-
                                                     cember 1991 to January
                                                     1992), formerly Assis-
                                                     tant Vice President of
                                                     John Nuveen & Co. Incor-
                                                     porated.
 James J. Wesolowski    44 Vice President &        Vice President, General
                           Secretary                 Counsel and Secretary of
                                                     The John Nuveen Company
                                                     (since March 1992), John
                                                     Nuveen & Co. Incorporat-
                                                     ed, Nuveen Advisory
                                                     Corp. and Nuveen Insti-
                                                     tutional Advisory Corp.;
                                                     formerly Director of
                                                     Nuveen.Duff & Phelps In-
                                                     vestment Advisors (from
                                                     May 1990 to January
                                                     1995).

                              POSITIONS AND
         NAME         AGE   OFFICES WITH FUNDS      PRINCIPAL OCCUPATIONS
         ----         ---   ------------------      ---------------------
 Gifford R. Zimmerman  38 Vice President (since   Vice President (since Sep-
                          August 1994) and          tember 1992), Assistant
                          Assistant Secretary       Secretary and Assistant
                          (since organization)      General Counsel of John
                                                    Nuveen & Co. Incorporat-
                                                    ed; Vice President
                                                    (since May 1993) and As-
                                                    sistant Secretary of
                                                    Nuveen Advisory Corp.,
                                                    Vice President (since
                                                    May 1993) and Assistant
                                                    Secretary (since January
                                                    1992) of Nuveen Institu-
                                                    tional Advisory Corp.

  On May 1, 1995, trustees and executive officers of the Funds as a group beneficially owned 4,850 shares of Select Portfolio, 3,800 shares of Select Portfolio 2 and 3,510 shares of Select Portfolio 3 (in each case, less than 1/10 of 1%) and did not beneficially own any shares of California Select Portfolio or shares of New York Select Portfolio.

  Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each Fund's officers and trustees, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish each Fund with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, all of the Funds believe that during the fiscal year ending March 31, 1995, all
Section 16(a) filing requirements applicable to the Funds' officers and trustees, investment adviser and affiliated persons of the investment adviser were complied with, except that Form 3s filed on behalf of Sheila Wellington were filed after the applicable deadline in connection with her purchase in September 1994 of shares of Select Portfolio, Select Portfolio 2 and Select Portfolio 3. There are no shareholders who own ten percent or more of the outstanding shares of any of the Funds.

                      2. SELECTION OF INDEPENDENT AUDITORS

  The members of each Fund's Board of Trustees who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of that Fund for the fiscal year ending March 31, 1996. Ernst & Young

LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as auditors and independent accountants. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be available to respond to any appropriate questions raised at the Annual Meeting and to make a statement if he or she wishes. EACH FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

              INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER AND
                      THE INVESTMENT MANAGEMENT AGREEMENTS

  The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 75% owned by The St. Paul Companies, Inc., ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter in the initial public offerings of shares of Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Select Portfolio and New York Select Portfolio in 1992.

                             SHAREHOLDER PROPOSALS

  To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 1996, a shareholder proposal must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than February 1, 1996.

                                    GENERAL

  Management does not intend to present and does not have reason to believe that others will present any other items of business at any Fund's Annual Meeting. However, if other matters are properly presented to an Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of the meeting.

  Failure of a quorum to be present at any Fund's Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                   James J. Wesolowski
                        Secretary

                                                                   PROXY BALLOT

NUVEEN INSURED CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO

SHARES OF BENEFICIAL INTEREST
PROXY SOLICITED BY BOARD OF TRUSTEES
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 18, 1995

The undersigned hereby appoints Donald E. Sveen, Anthony T. Dean and James J. Wesolowski, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the Shares of Beneficial Interest of the undersigned at the Annual Meeting of Shareholders of Nuveen Insured California Select Tax-Free Income Portfolio to be held on July 18, 1995, and in their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment or adjournments thereof:

1. Election of Trustees:
   NOMINEES: James E. Bacon, Anthony T. Dean, William L. Kissick, Thomas E. Leafstrand, Donald E. Sveen, Sheila W. Wellington.
2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending March 31, 1996.
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

- --------------------------------------------------------------------------------
   You are encouraged to specify your choices by marking the
   appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your proxy will be voted in accordance with the Board of Trustees' recommendations. Please sign, date and return this proxy card promptly using the enclosed envelope.
- --------------------------------------------------------------------------------
                               SEE REVERSE SIDE                          NXC795

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:
                                 Please mark your votes as in this example. [X]
- --------------------------------------------------------------------------------

 1. ELECTION OF TRUSTEES:         [_] FOR            [_] WITHHOLD authority to
    (SEE REVERSE FOR NOMINEES)        all nominees       vote for all nominees

    [_] WITHHOLD authority to vote for nominees indicated below:

 INSTRUCTIONS:
 TO GRANT AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE BOX
 ON THE LEFT ABOVE OR DO NOT MARK ANY BOX ABOVE.             ------------------
 TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE
 BOX IN THE MIDDLE ABOVE.
 TO WITHHOLD AUTHORITY TO VOTE FOR ANY ONE OR MORE OF THE NOMINEES, MARK THE BOX ON THE RIGHT ABOVE AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED.

 2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 1996.

    FOR  AGAINST  ABSTAIN
    [_]    [_]      [_]

 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
- --------------------------------------------------------------------------------

THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF TRUSTEES AND FOR THE PROPOSAL SET FORTH ON THIS PROXY.


 Please be sure to sign and date this Proxy.
- --------------------------------------------------------------------------------

 Shareholder sign here _________________________________ Date __________________


 Co-owner sign here ____________________________________ Date __________________

NOTE: Please sign exactly as your name appears on this proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

[_] BK NXP795                                                             NXC795